UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 1, 2005

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

          Maryland              Commission File Number:            95-2635431
          --------                     1-8383                      ----------
(State or other jurisdiction of                                 (I.R.S. Employer
         incorporation)                                          Identification)


                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On February 1, 2005, the Company issued a press release announcing its earnings results for the quarter and full year ended December 31, 2004. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.








--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.




                                                   MISSION WEST PROPERTIES, INC.

Date: February 1, 2005                             By: /s/ Wayne N. Pham
                                                   -----------------------------
                                                   Wayne N. Pham
                                                   Vice President of Finance and
                                                   Controller

Exhibit 99.1


[GRAPHIC OMITTED]
                                                                   PRESS RELEASE

For Immediate News Release
February 1, 2005


       MISSION WEST PROPERTIES ANNOUNCES FOURTH QUARTER AND FULL YEAR 2004
                               OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


CUPERTINO, CA - MISSION WEST PROPERTIES, INC. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended December 31, 2004 was $22,982,000 or $0.22 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $30,864,000 or $0.30 per diluted common share for the same period in 2003. On a sequential quarter basis, FFO per diluted common share decreased $0.01 compared to the previous quarter ended September 30, 2004. The net effect of a lease termination fee from a joint venture tenant and an impairment charge in the fourth quarter 2004 accounted for the $0.01 decrease. For the year ended December 31, 2004, FFO decreased to $103,320,000 or $0.99 per diluted share from FFO of $117,918,000 or $1.13 per diluted share for the same period in 2003.

Net income to common stockholders per diluted share was $0.16 for the quarter ended December 31, 2004 compared to $0.23 for the same period in 2003, a per share decrease of approximately 30.4%. For the year ended December 31, 2004, net income to common stockholders per diluted share was $0.74, down from $0.91 per diluted share one year ago, which included $0.01 gain from the sale of joint venture real estate included in equity in earnings of unconsolidated joint venture, a per share decrease of approximately 18.7%. Net income per diluted share for the year ended 2004 included $0.03 per share from lease termination fees, settlement claims and an impairment charge.

DISPOSITION ACTIVITY

In January 2005, the Company completed the sale of 75,000 rentable square feet of the R&D property at 3120 Scott Boulevard, Santa Clara, California. A loss of approximately $2.2 million was realized on the total sale price of $8.5 million and is recorded in 2004 as an asset impairment charge under discontinued operations.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 108 properties totaling approximately 7.8 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months     Twelve Months     Twelve Months
                                                      Ended               Ended             Ended             Ended
                                                   Dec 31, 2004        Dec 31, 2003      Dec 31, 2004      Dec 31, 2003
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $28,820              $32,968          $119,523 (6)     $129,511
Tenant reimbursements                                 3,298                4,474            14,946           18,726
Other income, including lease terminations,
     settlements and interest                         1,512                2,656             6,914 (5)        4,527
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     33,630               40,098           141,383          152,764
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    2,296                2,538             9,212            8,887
Real estate taxes                                     2,740                3,050            11,328           12,333
Interest                                              4,530                4,350            17,581           16,446
Interest (related parties)                              317                  234             1,077            1,064
General and administrative                              382                  285             2,011            1,324
Depreciation and amortization of real estate          5,212 (1)            5,438            21,669 (1)       20,525
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     15,477               15,895            62,878           60,579
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of unconsolidated
  joint venture and minority interests               18,153               24,203            78,505           92,185
Equity in earnings of unconsolidated joint venture    1,383                  526             2,947            3,885
Minority interests                                   16,237               20,563            67,699           80,069
                                                 -----------------    ---------------   ---------------   ---------------
  Income from continuing operations                   3,299                4,166            13,753           16,001
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
  (Loss)/income from discontinued operations           (478) (7)              53             (441)              211
                                                 -----------------    ---------------   ---------------   ---------------
Net income to common stockholders                   $ 2,821              $ 4,219           $13,312          $16,212
                                                 =================    ===============   ===============   ===============
Net income to minority interests                    $14,504              $20,755           $66,100          $80,836
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
  Basic                                               $0.18                $0.23             $0.76            $0.90
  Diluted                                             $0.18                $0.23             $0.76            $0.90
Income per share from discontinued operations:
  Basic                                              ($0.02)               $0.01            ($0.02)           $0.01
  Diluted                                            ($0.02)                   -            ($0.02)           $0.01
Net income per share to common stockholders
  Basic                                               $0.16                $0.24             $0.74            $0.91
                                                 =================    ===============   ===============   ===============
  Diluted                                             $0.16                $0.23             $0.74            $0.91
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)     18,081,321          17,869,252        18,034,873        17,739,609
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock(diluted)    18,104,454          17,972,706        18,076,498        17,802,947
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding             86,400,565          86,398,064        86,444,773        86,476,217
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $22,982              $30,864           $103,320         $117,918
                                                 =================    ===============   ===============   ===============
Funds from operations per share (2)                 $  0.22              $  0.30           $  0.99          $1.13
                                                 =================    ===============   ===============   ===============
Outstanding common stock                            18,097,191          17,894,691        18,097,191        17,894,691
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                              86,384,695          86,398,064        86,384,695        86,398,064
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units and common stock
  outstanding (diluted)                            104,505,019         104,370,770       104,521,271       104,279,165
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS CALCULATION

                                                   Three Months        Three Months     Twelve Months     Twelve Months
                                                      Ended               Ended             Ended             Ended
                                                   Dec 31, 2004        Dec 31, 2003      Dec 31, 2004      Dec 31, 2003
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                          $ 2,821             $ 4,219          $ 13,312          $ 16,212
Add:
   Minority interests (3)                            14,387              20,629            65,614            80,255
   Depreciation and amortization of real estate
      from continuing operations                      5,535               5,736            23,313            21,728
   Depreciation and amortization of real estate
      from discontinued operations                       21                  62               207               249
   Depreciation & amortization of real estate
      held in unconsolidated joint venture              218                 218               874               874
Less:
   Gain on sale of unconsolidated JV real estate          -                   -                 -             1,400
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $22,982             $30,864          $103,320          $117,918
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months      Twelve Months    Twelve Months
                                                       Ended              Ended              Ended            Ended
PROPERTY AND OTHER DATA:                           Dec 31, 2004        Dec 31, 2003      Dec 31, 2004      Dec 31, 2003
                                                 ---------------     ---------------  -----------------  ---------------
Total properties, end of period                          109                  109              109              109
Total square feet, end of period                   7,917,262            7,917,262        7,917,262        7,917,262
Average monthly rental revenue per square foot (4)     $1.80                $1.80            $1.80            $1.77
Average occupancy                                      70.0%                77.9%            71.7%            80.5%
Actual occupancy                                       70.7%                77.3%            70.7%            77.3%
Straight-line rent                                   ($  600)                 $924         ($  460)          $1,970
Capital expenditures                                  $1,558                 $277           $3,320           $2,178

BALANCE SHEET

                                               December 31, 2004     December 31, 2003
                                              --------------------  --------------------
Assets:
Land                                              $  273,663            $  275,707
Buildings and improvements                           770,757               779,636
Real estate related intangible assets                 18,284                19,651
                                              --------------------  --------------------
   Total investments in properties                 1,062,704             1,074,994
Less accumulated depreciation and amortization      (110,062)              (89,243)
Assets held for sale, net of accumulated
   depreciation of $1,578 at December 31, 2004         8,221                     -
                                              --------------------  --------------------
   Net investments in properties                     960,863               985,751
Cash and cash equivalents                              1,519                 4,129
Restricted cash                                        1,551                     -
Deferred rent receivable                              18,511                18,970
Investment in unconsolidated joint venture             3,559                 2,285
Other assets                                          19,653                21,497
                                              --------------------  --------------------
   Total assets                                   $1,005,656            $1,032,632
                                              ====================  ====================

Liabilities:
Line of credit - related parties                  $    9,560            $    6,320
Revolving line of credit                              24,208                23,965
Mortgage notes payable                               292,822               299,858
Mortgage notes payable - related parties              10,420                10,762
Interest payable                                         327                   332
Security deposits                                      8,544                10,248
Deferred rental income                                11,038                12,723
Liabilities related to assets held for sale               14                     -
Dividend/distribution payable                         16,718                25,031
Accounts payable and accrued expenses                  6,704                 5,085
                                              --------------------  --------------------
   Total liabilities                                 380,355               394,324

Minority interests                                   512,089               524,918

Stockholders' equity:
Common stock, $.001 par value                             18                    18
Paid in capital                                      134,539               132,136
Accumulated deficit                                 (21,345)              (18,764)
                                              --------------------  --------------------
   Total stockholders' equity                        113,212               113,390
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,005,656            $1,032,632
                                              ====================  ====================


(1) Includes approximately $440 and $2,172 in amortization expense for the three and twelve months ended December 31, 2004, respectively, for the amortization of in-place lease value of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(2) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(3) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(4) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(5) Includes approximately $5.4 million from termination fees and tenant breach of lease lawsuit settlements for the year ended December 31, 2004.

(6) Includes approximately $1.9 million in amortization expense for the twelve months ended December 31, 2004 for the amortization of the above-market lease intangible asset of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(7) The Company recorded an asset impairment charge of approximately $2.2 million in the fourth quarter 2004 relating to the sale of the property at 3120 Scott Boulevard in January 2005. Of this amount, approximately $474 was charged against net income to common stockholders.